PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT, dated as of December 4, 1998, is made by SmarTalk Teleservices, Inc. ("SmarTalk") and the Subsidiaries listed on the signature page hereto, as Borrower (the "Borrower"), in favor of Fletcher International Limited, as Secured Party (the "Secured Party").

                                    RECITALS:

     WHEREAS, the parties hereto have entered into a Credit Agreement, dated as of December 4, 1998, between SmarTalk and the Secured Party (said Agreement, as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, pursuant to the Credit Agreement, the Secured Party has agreed to make extensions of credit to SmarTalk upon the terms and subject to the conditions set forth therein;

     WHEREAS, it is a condition precedent to the obligations of the Secured Party to extend credit to SmarTalk under the Credit Agreement that the obligations of SmarTalk thereunder be secured as provided herein;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and to make its extensions of credit to SmarTalk thereunder, and in consideration of other Secured Obligations hereinafter incurred, the Borrower hereby agrees with the Secured Party, as follows:

                                   ARTICLE II

                                   DEFINITIONS

     2.2 Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The following terms shall have the following meanings:

          "Account Debtor" shall mean the person who is obligated on a Receivable.

          "Accounts" shall mean "accounts" as such term is defined in Section 9-106 of the UCC.

          "Agreement" shall mean this Pledge and Security Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

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          "Capital   Stock"   shall   mean  any  and  all   shares,   interests,
     participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Chattel  Paper" shall mean "chattel paper" as such term is defined in
     Section 9-105(b) of the UCC.

          "Collateral"  shall  have the  meaning  assigned  to it in  Section  2 hereof.

          "Collateral Account" shall mean the account (which may be a securities account) maintained pursuant to this Agreement by the Secured Party entitled "[Wells Fargo Account # 4091382788 ]," and all funds, investment property and instruments or other items from time to time credited to such account and all interest thereon.

          "Collateral Records" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise agreements which prohibit assignment or disclosure of such items.

          "Contracts" shall mean all contracts to which any Borrower now is, or hereafter will be, bound, or a party, beneficiary or assignee (including without limitation Copyright Licenses, Patent Licenses, Trademark Licenses and Trade Secret Licenses), and all other instruments, agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

          "Copyright Licenses" shall mean all of any Borrower's right, title, and interest in and to any and all agreements providing for the granting of any right in or to Copyrights (whether the Borrower is licensee or licensor thereunder) including, without limitation, each agreement referred to in Item B of Schedule IV.

          "Copyrights" shall mean all of any Borrower's right, title, and interest in and to all United States and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the registrations and applications referred to in Item A of Schedule IV, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "Deposit Accounts" shall mean the Collateral Account and any deposit account, including without limitation, "deposit accounts" as such term is defined in Section 9-105(e) of the UCC and any other deposit or securities account, together with any funds, instruments or other items credited to any such account from time to time, and all interest thereon.

          "Documents" shall mean "documents" as such term is defined in Section 9-105(f) of the UCC.

          "Equipment" shall mean "equipment" as such term is defined in Section 9-109(2) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, tools, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall have the meaning assigned thereto in the Credit Agreement.

          "Fixtures" shall mean "fixtures" as such term is defined in Section 9-313 of the UCC.

          "General Intangibles" shall mean "general intangibles" as such term is defined in Section 9-106 of the UCC, including, without limitation, rights to the payment of money (other than Receivables), Trademarks, Copyrights, Patents and Contracts, licenses including, without limitation, Trademark Licenses, Copyright Licenses, Patent Licenses and Trade Secret Licenses and franchises, partnership interests, joint venture interests, federal income tax refunds, computer software, databases, inventions, designs, Trade Secrets, goodwill, tradenames, fictitious business names, business names, company names, business identifiers, trade styles and service marks (whether or not registered), proprietary rights, customer lists, supplier and customer contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

          "Instruments"  shall  mean  "instruments"  as such term is  defined in
     Section 9-105(1)(i) of the UCC.

          "Insurance Policies" shall mean insurance policies, including without limitation the following insurance policies: attached hereto on Schedule VII.

          "Intellectual Property" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses.

          "Interest Rate Agreements" shall mean interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements (including the Hedge Agreements).

          "Inventory" shall mean "inventory" as such term is defined in ss. 9-109(4) of the UCC, including without limitation, all goods (whether such goods are in the possession of any Borrower or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including but not limited to work in process, materials used or consumed in Borrower's business, now owned or hereafter acquired or manufactured by any Borrower and held for sale in the ordinary course of its business; all present and future substitutions therefor, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

          "Money" shall mean "money" as such term is defined in Section 1-201(24) of the UCC.

          "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership.

          "Patent Licenses" means all of any Borrower's right, title, and interest in and to any and all agreements providing for the granting of any right in or to Patents (whether the Borrower is licensee or licensor thereunder) including, without limitation, each agreement referred to in Item D of Schedule IV.

          "Patents" means all of any Borrower's right, title, and interest in and to all United States and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Item C of Schedule IV, all reissues, divisions, continuations, continuations-in-part, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past infringements of any of the foregoing.

          "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

          "Pledged Notes" shall mean any promissory notes listed on Schedule I hereto, all intercompany notes at any time issued to any Borrower and all other promissory notes issued or held by any Borrower (other than promissory notes to be issued in connection with extensions of trade credit by any Borrower in the ordinary course of business).

          "Pledged  Stock"  shall  mean any shares of  Capital  Stock  listed on
     Schedule I hereto, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Borrower while this Agreement is in effect; provided, only the outstanding capital stock of a foreign controlled corporation possessing up to but not exceeding 65% of the total voting power of all classes of capital stock of such foreign controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder.

          "Proceeds" shall mean "proceeds" as such term is defined in Section 9-306(1) of the UCC.

          "Receivables" shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including without limitation, all such rights in which the Borrower has any right, title or interest by reason of the purchase thereof by the Borrower, and including without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

          "Receivables Records" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Borrower or any computer bureau or agent from time to time acting for the Borrower or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

          "Secured Obligations" shall mean (a) all obligations, liabilities (including, without limitation, contingent obligations) and indebtedness of every nature of the Borrower, now existing or hereafter incurred, arising under or in connection with the Credit Agreement, any Note, any other Credit Document or this Agreement; (b) all obligations, liabilities (including, without limitation, contingent obligations) and indebtedness of every nature of the Borrower, now existing or hereafter incurred, arising under or in connection with Hedge Agreements entered into in connection with the Credit Agreement and prior to the termination thereof; and (c) all other obligations, liabilities of every kind, nature or description, direct or indirect, primary or secondary, joint or several, absolute or contingent of the Borrower to the Secured Party whether due or to become due and whether now existing or hereafter incurred and whether similar or dissimilar to the obligations described in clauses (a) and (b) hereof, and including, without limitation, all consumer or commercial transactions, all purchase money and nonpurchase money transactions, all overdrafts, all letters of credit, all lines of credit and all other extensions of credit, regardless of how they may be evidenced.

          "Secured Party" shall mean Fletcher International Limited.

          "Security Collateral" shall mean:

          (i) any Pledged Stock and the certificates representing the Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

          (ii) any Pledged Notes and the instruments evidencing the Pledged Notes, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Notes;

          (iii) all additional shares of stock (of any issuer of the Pledged Stock) from time to time acquired by any Borrower in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iv) all additional indebtedness from time to time owed to any Borrower by any obligor of the Pledged Notes and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

          "Trademark Licenses" shall mean all of the Borrower's right, title and interest in, and to any and all agreements providing for the granting of any right in or to Trademarks (whether such Borrower is licensee or licensor thereunder) including, without limitation, any agreement referred to in Item F of Schedule IV.

          "Trademarks" shall mean all of the Borrower's right, title and interest in, and to all United States and foreign trademarks, trade names, corporate names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs, internet domain names and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Item E of Schedule IV, all extensions or renewals of any of the foregoing; rights of publicity and privacy relating to the use of names, likenesses, signatures and biographical information of real persons; all of the goodwill of the business connected with the use of and symbolized by the foregoing; the right to sue for past infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "Trade Secret Licenses" shall mean all of the Borrower's right, title and interest in and to any and all payments providing for the granting of any right in or to Trade Secrets (whether the Borrower is licensee or licensor thereunder) including, without limitation, any agreement referred to in Item G of Schedule IV.

          "Trade Secrets" shall mean all of the Borrower's right, title and interest in and to trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of the Borrower (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, the right to sue for past infringement of any Trade Secret and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                                   ARTICLE IV

                           GRANT OF SECURITY INTERESTS

     4.2 As security for the prompt and complete payment and performance in full of all the Secured Obligations when due (whether at stated maturity, by acceleration or otherwise), the Borrower hereby grants to the Secured Party a security interest in and lien on all of such Borrower's right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively called the "Collateral"):

     (1) all Accounts;

     (2) all Chattel Paper;

     (3) all Contracts;

     (4) the Collateral Account;

     (5) all Collateral Records;

     (6) all Deposit Accounts;

     (7) all Documents;

     (8) all Equipment;

     (9) all Fixtures;

     (10) all General Intangibles;

     (11) all Intellectual Property;

     (12) all Interest Rate Agreements;

     (13) all Instruments;

     (14) all Insurance Policies;

     (15) all Inventory;

     (16) all Money;

     (17) all Motor Vehicles;

     (18) all Receivables;

     (19) all Receivables Records;

     (20) all other tangible and intangible personal property;

     (21) all of the Security Collateral; and

     (22) all accessions and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Secured Party, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

     6.2  Credit  Agreement   Representations   and  Warranties.   Each  of  the
representations  and  warranties  made by and/or in respect of such  Borrower in
Section 4 of the Credit Agreement is true and correct as of the date hereof.

     6.4 No Other Liens. (a) Except for the Lien granted to the Secured Party hereunder, the Borrower owns and, as to all Collateral whether now existing or hereafter acquired will continue to own, each item of the Collateral pledged by it free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, and the Borrower shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

          (b) No effective financing statement or other evidence of lien covering or purporting to cover any of the Collateral is on file in any public office other than (i) financing statements filed or to be filed in connection with the security interests granted to the Secured Party hereunder, (ii) financing statements for which proper termination statements have been delivered to the Secured Party for filing and (iii) financing statements filed in connection with Permitted Liens. The Borrower has not consented to any other Person other than the Secured Party having "control" (within the meaning of Section 8-106 of the UCC) over the Collateral Account.

     6.6 Perfected Liens; Priority. (a) The security interests in the Collateral granted to the Secured Party hereunder constitute valid security interests in the Collateral.

          (b) (i) Upon filing financing statements naming the Borrower as "debtor" and the Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule V hereto and (ii) to the extent not subject to Article 9 of the UCC, (x) in the case of Intellectual Property, upon the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable patent, trademark and copyright registries or (y) in the case of the Security Collateral, upon the delivery of the Security Collateral and Investments to the Secured Party, the security interests in the Collateral granted to the Secured Party hereunder will constitute perfected security interests therein superior and prior to all Liens (other than Permitted Liens), rights or claims of all other Persons.

     6.8 Security Collateral. (a) The Pledged Stock has been duly authorized and validly issued and is fully paid and non-assessable. The Pledged Notes have been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

          (b) The Pledged Stock constitutes the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on
Schedule I. The Pledged Notes are outstanding in the principal amount indicated on Schedule I.

     6.10 Chief Executive Office; Records. The chief executive office of the Borrower is located at the location specified on Schedule III. The Receivables Records and all Contracts and Collateral Records are located at the locations identified on Schedule III as such or at the chief executive office of the Borrower. All Receivables and Contracts are maintained at and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive office of the Borrower or the offices identified on Schedule III as such.

     6.12 Location of Inventory and Equipment. All Inventory and Equipment now or from time to time included in the Collateral is kept only at the locations listed on Schedule IV. None of such Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in UCC Section 7-104) therefor or otherwise in the possession of a bailee.

     6.14 Receivables. (a) Each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, (iii) is not and will not be subject to any setoffs, defenses, taxes or counterclaims (except (x) with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise and (y) to the extent that such Receivable may not yet have been earned by performance) and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign.

          (b) None of the Account Debtors in respect of any Receivable is the United States Government or an instrumentality thereof.

          (c) No Receivables which are evidenced by Chattel Paper require the consent of the Account Debtor in respect thereof in connection with assignment hereunder and no other receivable purports to prohibit assignment or require the consent of the Account Debtor thereunder in connection with assignment.

          (d) No Receivables are evidenced by any Instrument or Chattel Paper which has not been delivered to the Secured Party.

          (e) The Borrower has delivered to the Secured Party a complete and correct copy of each form of document under which a Receivable may arise, including without limitation, a form of each invoice, security agreement, contract, master contract, promissory note, order form or similar document used by the Borrower in the ordinary course of its business.

     The representations and warranties contained in this Section 3.7 shall be deemed to be repeated by the Borrower as of the time when each Receivable pledged by it arises.

     6.16 Contracts. (a) Each Contract (i) is and will be the legal, valid and binding obligation of each of the parties thereto, (ii) is and will be enforceable against each party thereto in accordance with its terms, (iii) is and will be in full force and effect and is not subject to any setoffs, defenses, taxes, counterclaims or other claims, nor have any of the foregoing been asserted or alleged as to any Contract and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign.

          (b) No consent or authorization or filing with or other act by or in respect of any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of any Contract by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any Contract to any material adverse limitation, either specific or general in nature.

          (c) Neither the Borrower nor any other party to any Contract is in default or likely to become in default in the performance or observance of any of the terms thereof.

          (d) The Borrower has fully performed all of its obligations under each Contract to which it is a party.

          (e) The Borrower has delivered to the Secured Party a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

          (f) No payments due the Borrower under any Contract are evidenced by any Instrument or Chattel Paper which has not been delivered to the Secured Party.

          (g) No party to any Contract is the United States government or an instrumentality thereof.

          (h) Except as set forth in Schedule VI, no Contract prohibits assignment or requires or purports to require consent of or notice to any Person in connection with assignment hereunder.

     6.18 Farm Products. None of the Collateral constitutes, or is the proceeds of, Farm Products (as defined in the UCC).

     6.20 Fair Labor Standards Act. Any goods now or hereafter produced by the Borrower included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

     6.22  Intellectual  Property  Collateral.  Except as disclosed in Item H of
Schedule IV:

          (a) all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and the Borrower has performed all acts and has paid all renewal, maintenance and other fees and taxes required to maintain each and every registration and application of Intellectual Property Collateral in full force and effect;

          (b) all Intellectual Property is valid and enforceable; no holding, decision or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity or enforceability of the Borrower's right to register, own or use any Intellectual Property and no such action or proceeding is pending or, to the best of the Borrower's knowledge, threatened;

          (c) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of the Borrower and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by the Borrower to any affiliate or third party, except as disclosed in Items B, D, F or G of
Schedule IV;

          (d) the Borrower has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents and appropriate notice of copyright in connection with the publication of Copyrighted works which are material to the business of the Borrower;

          (e) the Borrower uses adequate standards of quality in the manufacture, distribution and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral in order to protect the value of such Trademarks and has taken all action necessary to insure that all licensees of any portion of the Trademark Collateral owned by the Borrower has been used with such adequate standards of quality.

          (f) Schedule IV sets forth a true and accurate list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks and Copyrights owned by the Borrower and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of the Borrower;

          (g) the Borrower is the sole and exclusive owner of the entire right, title and interest in and to all Intellectual Property on Schedule IV, and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business free and clear of all Liens, claims and encumbrances or licenses, except for Permitted Liens and the licenses set forth on Schedule IV items B, D, F and G;

          (h) the conduct of the Borrower's business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; and no claim has been made that the use of any Intellectual Property owned or used by Borrower (or any of its respective licensees) violates the asserted rights of any third party;

          (i) to the best of the Borrower's knowledge, no third party is infringing in any material respect upon any Intellectual Property owned or used by Borrower or any of its respective licensees;

          (j) no settlement or consents, covenants not to sue, non-assertion assurances or releases have been entered into by Borrower or to which the Borrower is bound that adversely affect the Borrower's rights to own or use any Intellectual Property; and

          (k) the Borrower has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment sale or transfer of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Secured Party.

                                  ARTICLE VIII

                                    COVENANTS

     The Borrower covenants and agrees with the Secured Party that from and after the date of this Agreement:

     8.2 Further Assurances. At any time and from time to time, upon the request of the Secured Party and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver any and all such further instruments, endorsements, powers of attorney and other documents, make such filings, give such notices and take such further action as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

          (a) the filing of any financing statements, in a form acceptable to the Secured Party under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Borrower also hereby authorizes the Secured Party to file any such financing statement without the signature of the Borrower to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. The Borrower will pay or reimburse the Secured Party for all filing fees and related expenses;

          (b) the recordation of appropriate evidence of the liens and security interests granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State and the foreign counterparts on any of the foregoing;

          (c) will make or reimburse the Secured Party for making all searches deemed necessary by the Secured Party to establish and determine the priority of the security interests of the Secured Party or to determine the presence or priority of other secured parties;

          (d) upon request of the Secured Party, cause the Secured Party to be listed as the lienholder on the certificate of title or ownership covering any Collateral covered by such a certificate of title or ownership and to deliver evidence thereof to the Secured Party promptly; and

          (e) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in a form satisfactory to the Secured Party.

     8.4 Delivery of Security Collateral. All certificates or instruments representing or evidencing the Security Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Borrower, to transfer to or to register in the name of the Secured Party any or all of the Security Collateral, subject only to the revocable rights specified in Section 6.1(b). For the better perfection of the Secured Party's rights in and to the Security Collateral, the Borrower shall forthwith, upon the pledge of any Security Collateral hereunder, cause such Security Collateral to be registered in the name of such nominee or nominees as the Secured Party shall direct, subject only to the revocable rights specified in Section 6.1(b). In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

     8.6 Change of Chief Executive Office. The Borrower will not move its chief executive office except to such new location as the Borrower may establish in accordance with the last sentence of this Section. The originals of all Receivables Records and Contracts and all Collateral Records will continue to be kept at such chief executive office or at the locations identified on Schedule III as such, or at such new locations as the Borrower may establish in accordance with the last sentence of this Section. All Receivables, Receivables Records and Contracts of the Borrower will continue to be maintained at and controlled and directed (including, without limitation, for general accounting purposes) from, a location identified as such on Schedule III or such new locations as the Borrower may establish in accordance with the last sentence of this Section. The Borrower shall not establish a new location for its chief executive office or such activities (or move any such activities form the location listed in Schedule III therefor) until (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken all action satisfactory to the Secured Party as the Secured Party may reasonably request, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected, with the same or better priority and in full force and effect.

     8.8 Change of Location of Inventory and Equipment. The Borrower agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Schedule II or such new location as the Borrower may establish in accordance with the last sentence of this Section. The Borrower may establish a new location for Inventory and Equipment only if (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken all action satisfactory to the Secured Party, as the Secured Party may reasonably request, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected, with the same or better priority and in full force and effect.

     8.10 Change of Name; Identity or Corporate Structure. The Borrower shall not change its name (or conduct any significant portion of its business under any new tradenames), identity or corporate structure until (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention to do so, clearly describing such new name, identity or corporate structure or such new trade name and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new name, identify or corporate structure or such new trade name, it shall have taken all action satisfactory to the Secured Party as the Secured Party may reasonably request, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected, with the same or better priority and in full force and effect.

     8.12 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Secured Party, duly indorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Agreement.

     8.14 Maintain and Mark Records and Receivables. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables and all merchandise returned and all other dealings therewith. The Borrower shall legend, in form and manner reasonably satisfactory to the Secured Party, all Chattel Paper and other evidence of Receivables, as well as the Receivables Records, with an appropriate reference to the fact that the Chattel Paper and all other Receivables have been assigned to the Secured Party and that the Secured Party has a security interest therein.

     8.16 Right of Inspection. The Secured Party shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Borrower and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof and the Borrower agrees to render to the Secured Party, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its respective representatives shall at all times have the right to enter and inspect any property of the Borrower and enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     8.18 Insurance. The Borrower shall maintain insurance as required by the Credit Agreement.

     8.20 Receivables. (a) The Borrower shall perform in all material respects all of its obligations with respect to the Receivables.

          (b) The Borrower shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to materially adversely affect the value of such Receivable as Collateral. Other than (i) in the ordinary course of business and (ii) while no Default or Event of Default shall have occurred and be continuing, the Borrower shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof or (z) allow any credit or discount thereon.

          (c) The Borrower shall use its best efforts (including, without limitation, prompt and diligent exercise of each material right it may have under any Receivable (other than any right of termination)) to cause to be collected from each Account Debtor, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of any Receivable and apply all collected amounts to the outstanding balance of such Receivable immediately upon receipt thereof.

     8.22 Contracts. (a) The Borrower shall perform in all material respects all of its obligations under each Contract.

          (b) The Borrower shall deliver promptly to the Secured Party a copy of each material demand, notice or document received by it relating in any way to any Contract.

          (c) Without the prior written consent of the Secured Party, the Borrower shall not amend, modify, terminate or supplement any provision of any Contract or compromise or settle any dispute, claim or legal proceeding with respect to any Contract, in any such case in any manner which could reasonably be expected to materially adversely affect the value of such Contract as

Collateral and shall not terminate any Contract. Each such permitted amendment, modification, termination, supplement, compromise or settlement shall be in writing, a copy of which shall be delivered promptly to the Secured Party.

          (d) The Borrower shall promptly and diligently exercise each material right it may have under any Contract (except the right of termination). All costs and expenses in connection therewith, whether incurred by the Borrower or the Secured Party, shall be borne by the Borrower.

     8.24 Warehouse Receipts Non-negotiable. The Borrower agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt or other Document is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof or other Document shall not be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

     8.26 No Impairment. The Borrower will not take or permit to be taken any action which could impair the Secured Party's rights in the Collateral.

     8.28 Limitations on Dispositions of Collateral. The Borrower will not sell, transfer, lease, license or otherwise dispose of any of the Collateral or any rights therein or attempt, offer or contract to do so, except as permitted in the Credit Agreement.

     8.30 Intellectual Property.

          (a) The Borrower shall not do any act or omit to do any act, whereby any of the Intellectual Property which is used in or otherwise material to the business of the Borrower may lapse or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein.

          (b) The Borrower shall not, with respect to any Trademarks which are used in or otherwise material to the business of the Borrower, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and the Borrower shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality.

          (c) The Borrower shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of the Borrower, apply to register the Copyright in the United States Copyright Office; the Borrower shall, within thirty (30) days of the acquisition of any registrations or applications for any Patents or Trademarks from any third party, record its interest in the United States Patent and Trademark Office.

          (d) The Borrower shall promptly notify the Secured Party if it knows or has reason to know, that any item of the Intellectual Property that is used in or otherwise material to its business may become or has become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office any state registry or international or foreign counterpart of the foregoing or any court.

          (e) The Borrower shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or international or foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent or Copyright owned by the Borrower and used in or otherwise material to its business, which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule IV Items A, C or E.

          (f) In the event that any Intellectual Property owned by or exclusively licensed to the Borrower is infringed, misappropriated or diluted by a third party, the Borrower shall promptly take all reasonable actions to stop such infringement, misappropriation or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit to obtain injunctive relief and to recover damages.

          (g) The Borrower shall promptly (but in no event more than thirty (30) days after the Borrower obtains knowledge thereof) report to the Secured Party
(i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any state registry or international or foreign counterpart of the foregoing (whether such application is filed by the Borrower or through any agent, employee, licensee or designee thereof) and (ii) the registration of any Intellectual Property by any such office. The Borrower hereby authorizes the Secured Party to modify this Agreement by amending Schedule IV and will otherwise cooperate with the Secured Party in effecting any such amendment to include any item of Intellectual Property which shall become part of the Intellectual Property after the date hereof.

          (h) The Borrower shall, promptly upon the reasonable request of the Secured Party, execute and deliver to the Secured Party any document required to acknowledge, confirm, register, record or perfect the Secured Party's interest in any part of the Intellectual Property, whether now owned or hereafter acquired.

          (i) Except with the prior consent of the Secured Party or as permitted under the Credit Agreement, the Borrower will not execute and there will not be on file in any public office, any effective financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Secured Party and the Borrower will not sell, assign, transfer, license, grant any option or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Loan Documents.

     8.32 Notice. The Borrower will advise the Secured Party promptly, in reasonable detail and in accordance with the provisions hereof (a) of any Lien (other than Permitted Liens) on, or claim asserted against, any of the Collateral and (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

     8.34 Performance by Secured Party of Borrower's Obligations; Reimbursement. If the Borrower fails to perform or comply with any of its agreements contained herein, the Secured Party may, without notice to or consent by the Borrower, perform or comply or cause performance or compliance therewith and the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the Interest Rate, shall be payable by the Borrower to the Secured Party on demand and such reimbursement obligation shall be secured hereby.

                                    ARTICLE X

                          SPECIAL PROVISIONS REGARDING
                            RECEIVABLES AND CONTRACTS

     10.2 Borrower Remains Liable under Receivables and Contracts. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Secured Party), the Borrower shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. The Secured Party shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to such Receivable or Contract pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     10.4 Notice to Account Debtors and Contracting Parties. At any time after an Event of Default has occurred and is continuing, the Secured Party may, and upon request of the Secured Party, the Borrower shall notify Account Debtors and parties to the Contracts that the Accounts and the Contracts have been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party. The Secured Party may in its own name or in the name of others, communicate with Account Debtors and parties to the Contracts to verify with them to the Secured Party's satisfaction the existence, amount and terms of any Receivables or Contracts.

     10.6 Collections on Receivables and Contracts. The Secured Party hereby authorizes the Borrower to collect the Receivables and Contracts and, at any time after an Event of Default has occurred and is continuing, the Secured Party may curtail or terminate said authority and by itself or by its agents, collect all Receivables and amounts owing under the Contracts. After an Event of Default has occurred and is continuing, if required by the Secured Party, any payments of Receivables and Contracts, when collected by the Borrower, shall be forthwith (and, in any event, within two Business Days) delivered by the Borrower to the Secured Party in the exact form received, duly indorsed to the Secured Party if required, for deposit into the Collateral Account, and until so turned over, shall be held by the Borrower in trust for the Secured Party, segregated from other funds of the Borrower. All Proceeds, while held by the Secured Party (or by the Borrower in trust for the Secured Party) shall continue to be Collateral securing all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided.

                                   ARTICLE XII

                          SPECIAL PROVISIONS REGARDING
                               SECURITY COLLATERAL

     12.2 Voting Rights; Dividends; Etc. (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time or both, would become an Event of Default, shall have occurred and be continuing:

          (i) The Borrower shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that such Borrower shall not exercise or refrain from exercising any such right if, in the Secured Party's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof, and, provided further, that the Borrower shall give the Secured Party at least five days' written notice of the manner in which it intends to exercise or the reasons for refraining from exercising, any such right;

          (ii) The Borrower shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral, provided, however, that any and all

               (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral, shall be forthwith delivered to the Secured Party to hold as Security Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Borrower and be forthwith delivered to the Secured Party as Security Collateral in the same form as so received (with any necessary indorsement or assignment); and

          (iii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would become an Event of Default:

          (i) All rights of the Borrower (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Borrower by the Secured Party cease and (y) to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments; and

          (ii) All dividends and interest payments which are received by the Borrower contrary to the provisions of paragraph (i) of this Section 6.1(b), shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Secured Party as Security Collateral in the same form as so received (with any necessary indorsement).

     12.4 Additional Shares. The Borrower agrees that it will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Borrower and (ii) immediately upon its acquisition (directly or indirectly) thereof, deliver to the Secured Party as additional security hereunder any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

                                   ARTICLE XIV

                               COLLATERAL ACCOUNT

     14.2 Collateral Account. There is hereby established with [name of bank] the Collateral Account. The Collateral Account shall be under the sole and exclusive dominion and control of the Secured Party and the Borrower shall have no rights with respect to the Collateral Account, except as specifically set forth below with regard to determination of the nature of investments to be made with amounts credited to the Collateral Account. Without limiting the generality of the foregoing, the Borrower shall have no right of withdrawal or transfer from the Collateral Account.

     14.4 Deposit of Proceeds. There shall be deposited in the Collateral Account from time to time the cash proceeds (as defined in Section 9-306(1) of the UCC) of any of the Collateral (including insurance proceeds thereon) required to be delivered to the Secured Party pursuant hereto. All amounts and investments and other items credited to the Collateral Account from time to time shall constitute Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. At any time following the occurrence and during the continuance of an Event of Default, the Secured Party may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the

Collateral Account to the payment of the Secured Obligations in the manner specified herein.

     14.6 Investment of Balance in Collateral Account. Amounts credited to the Collateral Account shall be invested from time to time in such Permitted Investments as the Borrower (or, after the occurrence and during the continuance of a Default or Event of Default, the Secured Party) shall determine, which Permitted Investments shall be held in the name and be under the control of the Secured Party.

                                   ARTICLE XVI

                                POWER OF ATTORNEY

     16.2 Secured Party's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Borrower hereby gives the Secured Party the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) in the case of any Receivable, at any time when the authority of the Borrower to collect the Receivables has been curtailed or terminated pursuant hereto, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and be continuing, in the name of the Borrower or its own name or otherwise, (A) to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to, any Collateral; (B) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; and (C) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

          (ii) to prepare, sign and file any UCC financing statements in the name of the Borrower as debtor;

          (iii) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of the Borrower as the Borrower;

          (iv) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, actions to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or obtain any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

          (v) upon the occurrence and during the continuance of any Event of Default (A) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (C) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (D) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (E) generally, to sell or transfer and make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Borrower's expense, at any time or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Liens of the Secured Party thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do; and

          (vi) at any time and from time to time, to execute, in connection with any foreclosure, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     The Borrower hereby acknowledges and agrees that in acting pursuant to this power-of-attorney, the Secured Party shall be acting in its own interest and the Borrower acknowledges and agrees that the Secured

Party shall have no fiduciary duties to the Borrower and the Borrower hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

          (b) No Duty on the Part of Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                  ARTICLE XVIII

                          REMEDIES; RIGHTS UPON DEFAULT

     18.2 Rights and Remedies Generally. If an Event of Default shall occur and be continuing, then and in every such case, the Secured Party shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws or in equity and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Agreement and all the rights set forth with respect to the Collateral or this Agreement or in any other agreement between the parties. No enumeration of rights in this Article or elsewhere in this Agreement or in any related document or other agreement, shall be deemed to in any way limit the rights of the Secured Party as described in this Article.

     18.4 Collection of Receivables and other Proceeds. If an Event of Default shall occur and be continuing, in addition to the rights of the Secured Party specified in Section 5.3 with respect to the collection of Receivables and Contracts, all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Secured Party, segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower, be turned over to the Secured Party, in the same form received by the Borrower (appropriately indorsed or assigned by the Borrower to the order of the Secured Party or in such other manner as shall be satisfactory to the Secured Party) for deposit into the Collateral Account.

     18.6 Direct Borrower to Dispose of Collateral. If an Event of Default shall occur and be continuing, the Secured Party may direct the Borrower to sell, assign or otherwise liquidate or dispose of all, or from time to time any, portion of the Collateral and the Borrower shall do so, and the Secured Party may, at its option, take possession of the Proceeds of such Collateral. The

Secured Party may direct the Borrower to direct that all Proceeds of such Collateral be paid directly to the Secured Party or may permit the Proceeds of such Collateral to be paid to the Borrower and, if directed by the Secured Party, all such Proceeds consisting of cash, checks or near-cash items shall be held by the Borrower in trust for the Secured Party, segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower, be turned over to the Secured Party, in the same form received by the Borrower (appropriately indorsed or assigned by the Borrower to the order of the Secured Party or in such other manner as shall be satisfactory to the Secured Party) for deposit into the Collateral Account.

     18.8 Collateral Account. If an Event of Default shall occur and be continuing, the Secured Party may liquidate any securities credited to the Collateral Account (including any Permitted Investments) and apply the proceeds thereof and any other amounts credited to the Collateral Account to the Secured Obligations (whether matured or unmatured), in such order as the Secured Party may elect. Any balance of such Proceeds remaining after the Secured Obligations have been paid and performed in full, shall be paid over to the Borrower or to whomsoever may lawfully be entitled to receive the same or as a court of competent jurisdiction may direct.

     18.10 Possession of Collateral. (a) If an Event of Default shall occur and be continuing: (

          i) the Secured Party may, personally or by agents or attorneys, immediately retake possession of the Collateral (including the originals of all or any Receivables or Receivables Records) or any part thereof, from the Borrower or any other Person who then has possession of any part thereof, with or without notice or judicial process and for that purpose may enter upon the Borrower's premises where any of the Collateral is located and remove the same and, the Secured Party may use in connection with such removal, any and all services, supplies, aids and other facilities of the Borrower; and

          (ii) upon five (5) days notice to the Borrower, the Borrower shall, at its own expense, assemble the Collateral, including, without limitation, the originals of all Receivables Records (or from time to time any portion thereof) and make it available to the Secured Party at any place or places designated by the Secured Party which is reasonably convenient to both parties, whether at the Borrower's or the Secured Party's premises or elsewhere. The Borrower, shall at its sole expense, store and keep any Collateral so assembled at such place or places pending further action by the Secured Party and while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition. The Borrower's obligation so to assemble and deliver the Collateral is of the essence of this Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Borrower of said obligation.

          (b) When Collateral is in the Secured Party's possession, (i) the Borrower shall pay (or reimburse the Secured Party on demand for) all reasonable expenses (including the cost of any insurance and payment of taxes or other charges) incurred in the custody, preservation, use or operation of the Collateral and the obligation to reimburse all such expenses shall be secured hereby and (ii) the risk of accidental loss or damage shall be on the Borrower to the extent of any deficiency in any effective insurance coverage.

     18.12 Disposition of the Collateral. If an Event of Default shall occur and be continuing, the Secured Party may sell, assign, lease, license (on an exclusive or non-exclusive basis) give an option or options to purchase or otherwise dispose of the Collateral (or contract to do any of the foregoing) under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, at public or private sale or sales, conducted by any Officer, nominee or agent of, or auctioneer or attorney for, the Secured Party at any location of any third party conducting or otherwise involved in such sale or any office of the Secured Party or elsewhere and in general, in such manner, at such time or times and upon such terms and conditions and at such prices as it may consider commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party may in its sole discretion restrict prospective bidders as to their number, nature of their business and investment intention. Any of the Collateral may be sold, leased, assigned or options or contracts entered to do so or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. To the extent permitted by applicable law, the Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Borrower (except to the extent of surplus money received) as provided below. In the payment of the purchase price of the Collateral, the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Obligations and any such purchaser may deliver notes, claims for interest or claims for other payment with respect to such Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment.

     18.14 Registration Rights. If the Secured Party shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 9.6, the Borrower agrees that, upon request of the Secured Party, the Borrower will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Secured Party;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law. The Borrower further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party or the Secured Party by reason of the failure by the Borrower to perform any of the covenants contained in this Section and, consequently, agrees that, if the Borrower shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Secured Party shall demand compliance with this Section.

     18.16 Recourse. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. The Borrower shall also be liable for all expenses of the Secured Party incurred in connection with collecting such deficiency including, without limitation, the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

     18.18 Intellectual Property License. Solely for the purpose of enabling the Secured Party to exercise rights and remedies under this Article IX, the Borrower hereby grants to the Secured Party, to the extent it has the right to do so, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, operate under, license or sublicense any Intellectual Property now owned or hereafter acquired by the Borrower and wherever the same may be located, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of the Borrower to avoid the risk of invalidation of said Trademarks.

     18.20 Expenses; Attorneys' Fees. The Borrower shall reimburse the Secured Party for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and legal expenses incurred by the Secured Party.

     18.22  Application  of  Proceeds.   The  proceeds  of  any  disposition  of
Collateral shall be applied as follows:

          (a) to the payment of any and all expenses and fees (including reasonable attorneys' fees and disbursements) incurred by the Secured Party in connection with the exercise of its rights and remedies hereunder, including, without limitation, expenses and fees in connection with obtaining, taking possession of, removing, holding, insuring, repairing, preparing for sale or lease, storing and disposing of Collateral;

          (b) to the satisfaction of the Secured Obligations (in such order as the Secured Party may decide);

          (c) any other payment of any amount required to be paid by the Secured Party by law;

          (d) the satisfaction of indebtedness secured by any subordinate security interest in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed, but only to the extent of the proceeds undistributed when such notification is received; and

          (e)  upon   termination  of  the   Commitments   and  the  expiration,
cancellation or return to the issuer thereof undrawn upon of any letters of credit, to the Borrower or as a court of competent jurisdiction may direct.

     18.24 Limitation on Duties Regarding Preservation of Collateral. (a) The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.

          (b) The Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

          (c) Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     18.26 Waiver of Claims. Except as otherwise provided in this Agreement, THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE STATES OR OF ANY STATE, and the Borrower hereby further waives, to the extent permitted by law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder;

          (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration presentment, protest, advertisement or notice of any kind to or upon the Borrower or any other Person; and

          (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement, the absolute sale of the Collateral or any portion thereof and the Borrower, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

     18.28 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party's_____, then and in every such case the Borrower and the Secured Party shall be returned to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                   ARTICLE XX

                                    INDEMNITY

     20.2 Indemnity and Expenses. (a) The Borrower agrees to indemnify, reimburse and hold the Secured Party and its respective officers, directors, employees, representatives and agents (hereinafter in this Section referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section the foregoing are collectively called "expenses") for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights hereunder or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section for expenses to the extent caused by the gross negligence or wilful misconduct of such Indemnitee. The Borrower agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, the Borrower shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Borrower of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of clause (a) of this Section, the Borrower agrees to pay, or reimburse the Secured Party for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Secured Party's Liens on, and security interest for the benefit of the Secured Party in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c)  Without  limiting  the  application  of clause (a) or (b) of this

Section, the Borrower agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Borrower in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

          (d) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     20.4 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Borrower contained in this Article shall continue in full force and effect notwithstanding the full payment and performance of the Secured Obligations and notwithstanding the discharge thereof.

                                  ARTICLE XXII

                                  MISCELLANEOUS

     22.2 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     22.4 Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, the Borrower at its address set forth under its signature below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     22.6 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

     22.8 Limitation of Liability. No claim may be made by the Borrower or any other Person against the Secured Party or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     22.10 Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication) and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answerback received, or, in the case of telecopy notice, when sent, or, in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified opposite its signature below, or to such other address as may be designated by any party in a written notice to the other party hereto, provided that notices and communications to the Secured Party shall not be effective until received by the Secured Party.

     22.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

     22.14 Waivers and Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Secured Party, provided that any provision of this Agreement may be waived by the Secured Party in a written letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party. Any such amendment, supplement, modification or waiver shall be binding upon the Borrower and the Secured Party and all future holders of the Secured Obligations. In the case of any waiver, the Borrower and the Secured Party shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     22.16 No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured Party deems expedient and are not exclusive of any rights or remedies which the Secured Party would otherwise have whether by agreement or now or hereafter existing under applicable law. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

     22.18 Termination; Release. When the Secured Obligations have been indefeasibly paid and performed in full this Agreement shall terminate and the Secured Party, at the request and sole expense of the Borrower, will execute and deliver to the Borrower the proper instruments (including UCC termination statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Borrower, without recourse, representation or warranty of any kind whatsoever, such of the Collateral as may be in possession of the Secured Party and has not theretofore been disposed of, applied or released.

     22.20 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     22.22 Effectiveness. This Agreement shall become effective on the date on which the Borrower shall have signed a counterpart hereof and shall have delivered the same to the Secured Party.

     22.24 Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     22.26 Severability. In case any provision in or obligation under this Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     22.28 Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Secured Obligations.

     22.30 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     22.32 [RESERVED]

     IN WITNESS WHEREOF, the Borrower and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                                             SMARTALK TELESERVICES, INC.
                                                  By________________________
                                        Name:
                                        Title:

                                             [_________________________]
                                                  By________________________
                                        Name:
                                        Title:

                                             [_________________________]
                                                  By________________________
                                        Name:
                                        Title:
                                             [_________________________]
                                                  By________________________
                                        Name:
                                        Title:

                                       FLETCHER INTERNATIONAL LIMITED
                                                  By________________________
                                        Name:
                                        Title: